     As filed with the Securities and Exchange Commission on April 29, 1999

                                                        Registration No. 333-

                                                        Registration No. 333-

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                --------------

                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                --------------

 Great-West Life & Annuity Insurance            GWL&A Financial Inc.
              Capital I                 (Exact name of registrant as specified
     (Exact name of registrant as                    in charter)
        specified in charter)                         Delaware
               Delaware                     (State or other jurisdiction of
   (State or other jurisdiction of         incorporation or organization)
    incorporation or organization)                      6719
                 6733                        (Primary Standard Industrial
     (Primary Standard Industrial            Classification Code Number)
     Classification Code Number)                     84-1474245
              52-2133316                   (IRS Employer Identification No.)
  (IRS Employer Identification No.)

                             8515 East Orchard Road
                           Englewood, Colorado 80111
                                 (303) 689-3000
  (Address, including zip code, and telephone number, including area code, of
                    Registrants principal executive offices)

                              Mitchell T.G. Graye
              Executive Vice President and Chief Financial Officer
                  Great-West Life & Annuity Insurance Company
                             8515 East Orchard Road
                           Englewood, Colorado 80111
                                 (303) 689-3000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                --------------

                                   Copies To:

                   David W. Hirsch                                      Lee Meyerson
          Cleary, Gottlieb, Steen & Hamilton                     Simpson Thacher & Bartlett
                  One Liberty Plaza                                 425 Lexington Avenue
                  New York, NY 10006                           New York, New York 10017-3954
                    (212) 225-2000                                     (212) 455-2000

                                --------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

  If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. [X] 333-64473, 333-64473-01

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]









                        CALCULATION OF REGISTRATION FEE

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
                                                         Proposed Maximum  Proposed Maximum
                                            Amount        Offering Price       Aggregate         Amount of
  Title of Each Class of Securities    To Be Registered      Per Unit       Offering Price   Registration Fee
-------------------------------------------------------------------------------------------------------------
Capital Securities of Great-West Life
 & Annuity Insurance Capital I.......       1,000,000           $25           $25,000,000         $6,950
-------------------------------------------------------------------------------------------------------------
Junior Subordinated Debentures of
 GWL&A Financial Inc. (1)............     $25,000,000           N/A           $25,000,000           N/A
-------------------------------------------------------------------------------------------------------------
Guarantee by GWL&A Financial Inc. of
 the Capital Securities (2)..........         (2)               (2)               (2)               N/A
-------------------------------------------------------------------------------------------------------------
Total................................                           N/A           $25,000,000(3)      $6,950
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
(1) No separate consideration will be received for the Junior Subordinated Deferrable Interest Debentures of GWL&A Financial Inc. (the "Junior Subordinated Debentures") distributed upon any liquidation of Great-West Life & Annuity Insurance Capital I and the distribution of the assets thereof.
(2) No separate consideration will be received for the Guarantee by GWL&A Financial Inc.
(3) Such amount represents the liquidation amount of the Great-West Life & Annuity Insurance Capital I Capital Securities (the "Capital Securities") and the principal amount of the Junior Subordinated Debentures that may be distributed to holders of the Capital Securities upon any liquidation of Great-West Life & Annuity Insurance Capital I and the distribution of the assets thereof.
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

   This registration statement is being filed with respect to the registration of additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (file nos. 333-64473 and 333-64773-01) are incorporated in this registration statement by reference.

   The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, each of the Registrants certifies that it has reasonable grounds to believe that it has qualified for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Englewood, State of Colorado, on April 29, 1999.

                                          GREAT-WEST LIFE & ANNUITY INSURANCE
                                           CAPITAL I

                                          By: GWL&A Financial Inc., as Sponsor

                                                  /s/ Mitchell T.G. Graye
                                          By: _________________________________
                                                    Mitchell T.G. Graye
                                               Executive Vice President, Chief
                                                     Financial Officer

                                          Date: April 29, 1999

                                          GWL&A FINANCIAL INC.

                                                  /s/ William T. McCallum
                                          By: _________________________________
                                                    William T. McCallum
                                               President and Chief Executive
                                                          Officer

                                          Date: April 29, 1999

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons on behalf of GWL&A Financial Inc. in the capacities and on the dates indicated.

                Signature                            Title                     Date
                ---------                            -----                     ----

          /s/ William T. McCallum          President and Chief            April 29, 1999
 ________________________________________   Executive Officer and a
            William T. McCallum             Director

         /s/ Mitchell T. G. Graye          Executive Vice President,      April 29, 1999
 ________________________________________   Chief Financial Officer
           Mitchell T. G. Graye

            /s/ Glen R. Derback            Vice President and              April 29, 1999
 ________________________________________   Controller
              Glen R. Derback

                     *                     Director                        April 29, 1999
 ________________________________________
                James Balog
                     *                     Director                        April 29, 1999
 ________________________________________
              James W. Burns

                Signature                            Title                   Date
                ---------                            -----                   ----
                     *                     Director                     April 29, 1999
 ________________________________________
              Orest T. Dackow


 ________________________________________  Director                     April 29, 1999
              Andre Desmarais


                                           Director                     April 29, 1999
 ________________________________________
            Paul Desmarais, Jr.

                     *                     Director                     April 29, 1999
 ________________________________________
             Robert G. Graham

                     *                     Chairman of the Board        April 29, 1999
 ________________________________________
              Robert Gratton

                     *                     Director                     April 29, 1999
 ________________________________________
               N. Berne Hart

                     *                     Director                     April 29, 1999
 ________________________________________
             Kevin P. Kavanagh

                     *                     Director                     April 29, 1999
 ________________________________________
             William Mackness

                     *                     Director                     April 29, 1999
 ________________________________________
           Jerry E.A. Nickerson

                     *                     Director                     April 29, 1999
 ________________________________________
            P. Michael Pitfield

                     *                     Director                     April 29, 1999
 ________________________________________
           Michel Plessis-Belair

                     *                     Director                     April 29, 1999
 ________________________________________
              Brian E. Walsh

         /s/ D. Craig Lennox
*By: ______________________________
          D. Craig Lennox
   Attorney-in-fact pursuant to
Powers of Attorney filed herewith.

                               INDEX TO EXHIBITS

 EXHIBIT
   NO.                           DESCRIPTION OF EXHIBITS

  5.1    Opinion of Richards, Layton & Finger.
  5.2    Opinion of Cleary, Gottlieb, Steen & Hamilton.
  8.1    Opinion of Cleary, Gottlieb, Steen & Hamilton.
 23.1    Consent of Deloitte & Touche LLP.
 23.3    Consent of Richards, Layton & Finger (included in its Opinion filed as
         Exhibit 5.1).
 23.4    Consent of Cleary, Gottlieb, Steen & Hamilton (included in its Opinion filed as Exhibit 5.2).
 24      Powers of Attorney of GWL&A Financial Inc.